UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Finsgate 5-7 Cranwood Street London EC1V 9EE United Kingdom
(Address of principal executive offices) (Zip Code)

+44 20 3139 2910
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 5, 2023, Dr. Chirag Parikh submitted notice of his resignation from the board of directors (the “Board”) of Renalytix plc (the “Company”), which resignation was effective immediately. As a result of his resignation, Dr. Parikh will not stand for re-appointment as a director at the Company’s annual general meeting (“AGM”) to be held on December 15, 2023, notwithstanding being listed as a director nominee in the Company’s proxy statement and notice of AGM included therein (the “AGM Notice”). Dr. Parikh’s resignation was not the result of any disagreement with the Company or the Board.

As the Company’s AGM Notice has already been issued, the Company confirms that the resolution to re-appoint Dr. Parikh as a Director of the Company (resolution number 4) is now withdrawn. The withdrawal of resolution number 4 does not otherwise affect the validity of the AGM Notice, the proxy form, the voting instructions card issued by Citibank, N.A. (the “Depositary”) or any proxy votes already submitted or voting instructions already provided to the Depositary on other resolutions. The numbering of all other resolutions at the AGM will remain unchanged.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renalytix plc

Dated: December 8, 2023	By:	/s/ James McCullough
James McCullough Chief Executive Officer